BYLAWS FOR THE REGULATION, EXCEPT AS
                                       OTHERWISE PROVIDED BY STATUTE OR ITS
                                         CERTIFICATE OF INCORPORATION, OF
                                              MARITIME PARTNERS, LTD.
                                              a Delaware corporation


                                                     ARTICLE I

                                                      OFFICES

         Section 1. Principal Executive Office. The principal executive offic e of the corporation shall be located as directed by the board of directors.

         Section 2. Other Offices. Other business offices may at any time be established by the board of directors at any place or places by them or where the corporation is qualified to do business.

                                                    ARTICLE II

                                             MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of stockholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of Delaware which may be designated either by the board of directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the secretary of the corporation.

         Section 2. Annual Meetings. The annual meetings of stockholders shall be fixed by the board of directors. At such meetings directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the stockholders.

         Section 3. Special Meetings. Special meetings of the stockholders, for the purpose of taking any action permitted by the stockholders under the Delaware General Corporation Law and the certificate of incorporation of the corporation, may be called at any time by the chairman of the board or the president, or by the board of directors, or by one or more holders of shares entitled to cast in the aggregate not less than twenty percent (20%) of the votes at the meeting. Upon request in writing that a special meeting of stockholders be called for any proper purpose, directed to the chairman of the board, president, vice president or secretary by any person (other than the board of directors) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request.

Section 4. Notice of Annual or Special Meeting. Written notice of each annual or special meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat. Such written notice shall be given either personally or by mail or other means of written communication, charges prepaid, addressed to such stockholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If any notice or report addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service as unable to deliver the notice or report to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice or report to all other stockholders. If a stockholder gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

         Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice.

         Section 5. Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business at any meeting of stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         Section 6. Adjourned Meeting and Notice Thereof. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum at the commencement of the meeting, no other business may be transacted at such meeting.

         When any stockholders' meeting, either annual or special, is adjourned for thirty (30) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

         Section 7. Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the Delaware General Corporation Law (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership). The stockholders may vote by voice vote or by ballot; provided, however, that all elections for director shall be by ballot. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless the vote of a greater number of voting by classes is required by the Delaware General Corporation Law or the certificate of incor poration.

         Section 8. Validation of Defectively Called or Noticed Meeting. The transactions of any meeting of stockholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except that if action is taken or proposed to be taken for approval of any of those matters specified in paragraph (e) of
Section 4 above, the waiver of notice or consent shall state the general nature of the proposal.

         Section 9. Action Without Meeting. Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without prior notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

         Any other action which, under any provision of the Delaware General Corporation Law, may be taken at a meeting of the stockholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the consents of all stockholders entitled to vote have been solicited in writing.

         Unless, as provided in Section 12 of this Article II, the board of directors has fixed a record date for the determination of stockholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the secretary of the corporation.

         Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares or a personal representative of the stockholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

         Section 10. Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation. Subject to the Delaware General Corporation Law in the case of any proxy which states that it is irrevocable, any proxy duly executed shall continue in full force and effect until (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of three (3) years from the date of its execution, unless otherwise provided for in the proxy. The dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

         Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy, the following shall constitute a valid means by which a stockholder may grant such authority.

         (a) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

         (b) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

         (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission described in Paragraphs (a) or (b) may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section 11. Inspectors of Election. In advance of any meeting of stockholders, the board of directors may appoint any person or persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any stockholder or a stockholder's proxy shall, be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the meeting.

         The duties of such inspectors shall be as prescribed by the Delaware General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

         The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

         Section 12. Record Date for Stockholder Notice, Voting and Giving Consents. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only stockholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Delaware General Corporation Law.

         If the board of directors does not so fix a record date:

         (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stock holders shall be at the close of business on the business day next preceding the day on which notice is given, or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         (b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board is required by the Delaware General Corporation Law, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

                                                    ARTICLE III

                                                     DIRECTORS

         Section 1. Powers. Subject to the provisions of the Delaware General Corporation Law, and to any limitations in the certificate of incorporation and these bylaws, relating to action required to be approved by the stockholders or approved by the outstanding shares, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed by, the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the board of directors shall have the following powers, to wit:

         (a) To select and remove all the officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the certificate of incorporation or with these bylaws, fix their compensation and require from them security for faithful service.

         (b) To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the certificate of incorporation or with these bylaws, as they may deem best.

         (c) To change the principal executive office and principal office for the transaction of the corporation from one location to another; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of Delaware; to designate any place within or without the State of Delaware for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

         (d)      To   authorize   the  issuance  of  shares  of  stock  of  the
                  corporation from time to time, upon such terms as may be lawful.

         (e) To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

         Section 2. Number and Qualification of Directors. The authorized number of directors shall be no less than one, and shall be such maximum number of persons as may be determined from time to time by resolutions of the board of directors.

         Section 3. Election and Term of Office. The directors shall be elected at each annual meeting of stockholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. All directors shall hold office until their respective successors are elected and qualified, subject to the Delaware General Corporation Law and the provisions of these bylaws with respect to vacancies on the board of directors.

         Section 4. Vacancies. A vacancy in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by order of court or convicted of a felony, or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

         Vacancies in the board of directors, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. A vacancy in the board of directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote.

         The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote.

         Any director may resign effective upon giving written notice to the chairman of the board, the chief executive officer, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board of directors or the stockholders shall have power to elect a successor or take office when the resignation is to become effective.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

         Section 5. Place of Meeting. Regular meetings of the board of directors shall be held at any place within or without the State of Delaware which has been designated from time to time by resolution by the board or by written consent of all members of the board of directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held either at a place so designated or at the principal executive office.

         Section 6. Annual Meeting. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

         Section 7. Other Regular Meetings. Other regular meetings of the board of directors shall be held without call on the date and at the time which the board of directors may from time to time designate; provided, however, that should the day so designated fall upon a Saturday, Sunday or legal holiday observed by the corporation at its principal executive office, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day. Notice of all such regular meetings of the board of directors is hereby dispensed with.

         Section 8. Special Meetings. Special meetings of the board of directors for any purpose or purposes shall be called at any time by the chairman of the board, the president, any vic president, the secretary or by any director.

         Special meetings of the board of directors shall be held upon four (4) days' written notice or forty-eight (48) hours' notice given personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

         Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

         Any notice shall state the date, place and hour of the meeting. Notice given to a director in accordance with this section shall constitute due, legal and personal notice to such director.

         Section 9. Action at a Meeting: Quorum and Required Vote. The presence of a majority of the authorized number of directors at a meeting of the board of directors constitutes a quorum for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number, or the same number, after disqualifying one or more directors from voting, is required by law, by the certificate of incorporation or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

         Section 10. Validation of Defectively Called or Noticed Meetings. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes or the meeting.

         Section 11. Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any board of directors' meeting to another time or place.

         Section 12. Notice of Adjournment. If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment; otherwise, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

         Section 13. Participation in Meetings by Conference Telephone. Members of the board of directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participating in a meeting as permitted in this Section constitutes presence in person at such meeting.

         Section 14. Action Without Meeting. Any action by the board of directors may be taken without a meeting if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board and shall have the same force and effect as a unanimous vote of such directors.

         Section 15. Fees and Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board of directors.

         Section 16. Committees. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate an executive and other committees, each consisting of two (2) or more directors, to serve at the pleasure of the board of directors, and may prescribe the manner in which proceedings of any such committee meetings of such committee may be regularly scheduled in advance and may be called at any time by any two (2) members thereof; otherwise, the provisions of these bylaws with respect to notice and conduct of meetings of the board of directors shall govern. Any such committee, to the extent provided in a resolution of the board of directors, shall have all of the authority of the board of directors, except as limited by the Delaware General Corporation Law.

                                                    ARTICLE IV

                                                     OFFICERS

         Section 1. Officers. The officers of the corporation shall be a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

         Section 2. Election. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or
Section 6 of this Article, shall be chosen annually by, and shall serve at the pleasure of, the board of directors, and each shall hold his office until he or she shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified.

         Section 3. Subordinate Officer. The board of directors or the chief executive officer may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         Section 4. Removal and Resignation. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the board of directors, or to the president or to the secretary of the corporation. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular election or appointment to such office.

         Section 6. Chairman of the Board. The chairman of the board, if there be such an office, shall preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by these bylaws.

         Section 7. Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and at all meetings of the board of directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general power and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

         Section 8. President. The president shall be the chief operating officer of the corporation, and in the event of absence or disability of the chief executive officer, or if no chief executive officer has been appointed by the board of directors, shall perform all the duties of the chief executive officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer.

         Section 9. Vice Presidents. In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, if there be such an officer or officers, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents, if there be such an officer or officers, shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these bylaws.

         Section 10. Secretary. The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions, of the stockholders, the board directors and all committees thereof, with the time and place of holding of meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corpora tion's transfer agent, or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certifi cates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         Section 11. Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and colored accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         Section 12. Assistant Secretaries and Assistant Treasurers. In the absence or disability of the secretary or the chief financial officer, their duties shall be performed and their powers exercised, respectively, by any assistant secretary or any assistant treasurer which the board of directors may have elected or appointed. The assistant secretaries and the assistant treasurers shall have such other duties and powers as may have been delegated to them, respectively, by the secretary or the chief financial officer or by the board of directors.

                                                     ARTICLE V

                                           INDEMNIFICATION OF DIRECTORS,
                                       OFFICERS, EMPLOYEES AND OTHER AGENTS

         Section 1. Definitions. For the purpose of this Article V, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investiga tive; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article V.

         Section 2. Actions by Third Parties. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding to the fullest extent permitted by the laws of the State of Delaware as they may exist from time to time.

         Section 3. Actions by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action to the fullest extent permitted by the laws of the State of Delaware as they may exist from time to time.

         Section 4. Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of a request therefor and an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article V.

         Section 5. Contractual Nature. The provision of this Article V shall be deemed to be a contract between the corporation and each director and officer who serves in such capacity at any time while this Article is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

         Section 6. Insurance. Upon and in the event of a determination by the board of directors to purchase such insurance, the corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this
Article V. All amounts received by an agent under any such policy of insurance shall be applied against, but shall not limit, the amounts to which the agent is entitled pursuant to the foregoing provisions of this Article V.

         Section 7. ERISA. To assure indemnification under this provision of all such persons who are or were "fiduciaries" of an employee benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), the provisions of this Article V shall, except as limited by
Section 410 of ERISA, be interpreted as follows: an "other enterprise" shall be deemed to include an employee benefit plan; the corporation shall be deemed to have requested a person to serve as an employee of an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by , such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in compliance with ERISA and the terms of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                                                    ARTICLE VI

                                             GENERAL CORPORATE MATTERS

         Section 1. Record Date for Purposes Other Than Notice and Voting. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any right in respect of any other lawful action (other than as provided in Section 12 of Article II of these bylaws), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only stockholders of record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Delaware General Corporation Law.

         If the board of directors does not so fix a record date, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

         Section 2. Inspection of Corporate Records. The accounting books and records, the records of stockholders, and minutes of proceedings of the stockholders and the board and committees of the board of directors of the corporation and any subsidiary of the corporation shall be open to inspection upon the written demand on the corporation of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a share- holder or as the holder of such voting trust certifi cate. Such inspection by a stockholder or holder of a voting trust certificate may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts.


         A stockholder or stockholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of stockholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation and to obtain from the transfer agent, if any, for the corporation, upon written demand and upon the tender of its usual charges, a list of the stockholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, and of the most recent record date for which it has been compiled or as of a date specified by the stockholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

         Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

         Section 3. Inspection of Bylaws. The corporation shall keep in its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or otherwise provide upon written request of any stockholder) the original or a copy of the bylaws as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the stockholders at all reasonable times during office hours.

         Section 4. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

         Section 5. Contracts and Instruments; How Executed. The board of directors, except as in these bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

         Section 6. Certificate for Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the Class or series of shares owned by the stockholder. Any of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

         Any such certificate shall also contain such legend or other statement as may be required by applicable state securities laws, the federal securities laws, and any agreement between the corporation and the stockholders thereof.

         Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or these bylaws may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

         Except as provided in this Section 6, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. The board of directors may, however, in case any certificate for shares is alleged to have been lost, stolen, or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it
(including expense or liability) on account of the alleged loss, theft, or destruction of such certificate of the issuance of such new certificate.

         Section 7. Representation of Shares of Other Corporations. The president or any other officer or officers authorized by the board of directors or the president are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

         Section 8. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                                    ARTICLE VII

                                               AMENDMENTS TO BYLAWS

         Section 1. Amendment by Stockholders. New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the certificate of incorporation of the corporation sets forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the certificate of incorpor ation.

                                             1994 STOCK OPTION PLAN OF

                                              MARITIME PARTNERS, LTD.


            Maritime Partners, Ltd., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this 1994 Stock Option Plan (the "Plan"). The purposes of this Plan are as follows:

            (1) To further the growth, development, and financial success of the Company by providing additional Incentives to its Directors, Officers, Employees and advisors, and employees of companies who do business with the Company by assisting them to become owners of capital stock of the Company and thus permitting them to benefit directly from its growth, development, and financial success.

            (2) To enable the Company to obtain and retain the services of the type of directors, officers, employees and advisors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, Including options that are intended to qualify as "Incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.


                                                     ARTICLE I

                                                    DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall Include the feminine and neuter, and the singular shall Include the plural, where the context so indicates.

            "AO Option" shall mean an Accelerated Ownership Non-Qualified Stock Option granted in accordance with Section 4.5 hereof.

            "Board" shall mean the Board of Directors of the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

            "Companion Grant" shall have the definition set forth in Section
 4.9 hereof.

            "Company" shall mean Maritime Partners, Ltd.. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which
Section 425(a) of the Code applies.

            "Director" shall mean a member of the Board.

            "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, and (except for Incentive Stock Options), consultants or employees of companies who do business with the Company.

            "Incentive  Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

            "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

            "Officer" shall mean an officer of the Company.

            "Option" shall mean an option to purchase capital stock of the Company granted under the Plan. "Options"
Includes both Incentive Stock Options and Non-Qualified Options.

            "Optionee" shall mean a Director, Officer, or Employee to whom an Option is granted under the Plan.

            "Plan" shall mean this 1994 Stock Option Plan of the Company.

            "Restricted Stock" shall mean common stock of the Company granted under the conditions set forth in Section 4.10.

            "Secretary" shall mean the Secretary of the Company.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Company is terminated for any reason, with or without cause, Including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, Including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.


                                                    ARTICLE II

                                              SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

                The shares of stock subject to Options shall be shares of the Company's par value $.001 Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or as Restricted Stock shall not exceed 2,000,000.

Section 2.2 - Limitation on Incentive Stock Option Grants

                Subject to the overall limitations of Section 2.1, the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which "Incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by any Director, Officer or Employee in any calendar year (under the Plan and all other Incentive stock option plans of the Company) shall not exceed $100,000.

Section 2.3 - Unexercised Options

                If any Option expires or is canceled without having been fully exercised, or is forfeited under the terms of a Restricted Stock grant, the number of shares subject to such Option or grant but as to which such Option was not exercised prior to its expiration or cancellation or shares which were forfeited may again be optioned or granted hereunder, subject to the limitations of Sections 2.1 and 2.2.

Section 2.4 - Changes in Company's Shares

                In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, Including adjustments of the limitations in Sections 2.1 and 2.2 on the maximum number and kind of shares which may be issued on exercise of Options or Restricted Stock which may be issued.


                                                    ARTICLE III

                                                GRANTING OF OPTIONS

Section 3.1 - Eligibility

                Any Director, Officer, advisor or Employee of the Company or employee of a company that does business with the Company shall be eligible to be granted Options, except as provided in Sections 3.2 and 6.4(a). However, no Incentive Stock Option shall be granted to any Director or other person who is not an Employee of the Company.

Section 3.2 - Qualification of Incentive Stock Options

                No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "Incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

                (a) The Committee shall from time to time, in its absolute discretion:

                       (i) Determine which individuals are Directors,  Officers,
                or Employees or advisors or employees of persons with whom the Company does business and select from among those persons (Including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                       (ii) Determine the number of shares to be subject to such
                Options granted to such selected persons, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options, whether stock appreciation rights should be granted for all or part of the Options granted, and, if Non-Qualified Options, whether such options are AO Options; and

                       (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                (b) Upon the selection of a Director, Officer, Employee or other person to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of a Non-Qualified Option that the Optionee surrender for cancellation some or all of the unexercised Non-Qualified Options which have been previously granted to him. A Non-Qualified Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Non-Qualified Option, may cover the same (or a lesser or greater) number of shares as the surrendered Non-Qualified Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period, or any other term or condition of the surrendered Non-Qualified Option.

                                                    ARTICLE IV

                                                 TERMS OF OPTIONS

Section 4.1 - Option Agreement

                Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "Incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

                (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share of shares subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such shares on the date such Option is granted, or 110% of the fair market value of the Optionee holds 10% or more of the Company's Common Stock, and that the price per share of shares subject to a Non-Qualified Option shall not be less than 85% of the fair market value of such shares on the date such Option is granted.

                (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 - Commencement of Exercisability

                (a) Except as the Committee may otherwise provide, or in the case of death or disability of the Optionee, with respect to Options or common stock issued to persons which are at the time of such grant subject to Section 16 of the Securities Exchange Act of 1934 with respect to the Company, (i) no Option may be exercised in whole or in part during the six months after such Option is granted, and (ii) the Company common stock acquired under this Plan shall not be sold for at least six months after acquisition.

                (b) Subject to the provisions of Sections 4.3(a), 4.3(c) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised, and provided further, that no less than 20% of each Option shall vest and be exercisable on each anniversary of the granting thereof.

                (c)  No  portion  of  an  Option  which  is   unexercisable   at
Termination of Employment shall thereafter become exercisable.




Section 4.4 - Expiration of Options

                (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                       (i) The later of the  expiration  of ten  years  from the
                date the Option was granted (five years if the Optionee holds at the time of grant 10% or more of the Company's Common Stock) or the expiration of three years from the date of the Optionee's death; or

                       (ii) Except in the case of any  Optionee  who is disabled
                (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such
                Optionee's death unless the Optionee dies within said three-month period; or

                       (iii) In the case of an Optionee who is disabled  (within
                the meaning of Section 22(e)(3) of the Code), the expiration of three years from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-year period.

                (b) Subject to the provisions of Section 4.5(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Accelerated Ownership Non-Qualified Options

                The committee may determine at the time of granting any Non-Qualified Option that such option should be an Accelerated Ownership Non-Qualified Stock Option ("AO Option"). AO Options shall have the same terms as Non-Qualified Options, except that should an Optionee exercise his or her AO Option, in whole or part, by delivering shares of the Company's Common Stock pursuant to Section 5.3 (b)(ii) (provided such shares have been held by Optionee for more than six months) the Optionee is thereby automatically granted an additional AO Option or Options, at the fair market value as of the date of the original AO Option grant, for a number of shares of Company Common Stock equal to the sum of the whole shares used by Optionee in payment of the Option price and the number of whole shares, if any, withheld by the Company pursuant to
Section 5.7. The additional AO Option shall be exercisable at any time from the date of grant to the expiration date of the Option to which the AO Option is related.

Section 4.6 - Reservation of Rights

                Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Employee-Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.7 - Adjustments in Outstanding Options

                In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.8 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

                The  Committee  shall  provide by the terms of each Option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such Option shall be assumed or an equivalent option substituted by any successor corporation of the Company. The Committee may also, in its absolute discretion and on such terms and conditions as it deems appropriate, provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation, or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b), and/or any installment provisions of such Option.

Section 4.9 - Stock Appreciation Rights

                Stock appreciation rights may be granted, at the discretion of the Committee, separately or concurrently with the grant of any option granted under the Plan ("Companion Grant"). A stock appreciation right shall extend to all or a portion of the shares covered by the Companion Grant. If a stock appreciation right extends to less than all the shares covered by the Companion Grant and if a portion of the option contained in the Companion Grant is thereafter exercised, the number of shares subject to the unexercised stock appreciation right shall be reduced only if and to the extent that the remaining portion of the Option contained in the Companion Grant covers fewer shares than the unexercised stock appreciation right would otherwise cover. A stock appreciation right shall entitle the Optionee (subject to the conditions and limitations set forth below), under surrender of a then exercisable portion of the Option contained in the Companion Grant (subject to the maximum number of shares to which the stock appreciation right extends), to receive payment of an amount determined pursuant to subparagraph (b) of the following paragraph.

                Stock appreciation rights shall be subject to the following terms and to such other terms and conditions not Inconsistent with the Plan as the Committee may determine:

                (a) A stock appreciation right shall be exercisable by the Optionee only at such time or times, and to the extent, that the Option contained in the Companion Grant could have been exercised and only when the fair market value of the stock subject to the Option contained in the Companion Grant exceeds the exercise price of such option.

                (b) Upon exercise of the stock appreciation right and surrender of an exercisable portion of the Option contained in the Companion Grant, the Optionee shall be entitled to receive payment of an amount (subject to (d) below) determined by multiplying the difference obtained by subtracting the option exercise price per share of Common Stock subject to the Companion Grant from the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right, by the number of shares with respect to which the stock appreciation right is exercised.

                (c) The Committee, at its sole discretion, may settle the amount determined in subparagraph (b) above solely in cash, solely in shares of Common Stock (valued as determined in subparagraph (b) above), or partly in such shares and partly in cash; provided, however, that in any event cash shall be paid in lieu of fractional shares.

                (d) The maximum amount per share which will be payable upon exercise of a stock appreciation right shall be the option exercise price of the Option contained in the Companion Grant.

                (e) An Optionee may exercise a stock appreciation right only during the third through twelfth business day following the Company's regular public release of quarterly or annual financial summary statements of sales and earnings.



Section 4.10 - Restricted Stock

                Restricted Stock may be granted, at the discretion of the Committee, separately or concurrently with the grant of any option under the Plan. In any grant of Restricted Stock, the Committee may determine the time and/or events which shall cause the Restricted Stock to vest and cease to be forfeitable. If Restricted Stock is granted on conjunction with any option, the Restricted Stock shall be canceled, on a share by share basis, upon exercise of the related option, and the option will likewise terminate upon vesting of the Restricted Stock. Restricted Stock may not be issued in connection with Incentive Stock Options.


                                                     ARTICLE V

                                                EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

                During the lifetime of the Optionee, only he or she or a legal representative thereof may exercise an Option granted to him or her, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under
Section 4.4 or Section 4.7, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

                At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

                An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                (b)    (i)     Full payment (in cash or by check) for the
 shares with respect to which such Option or
                portion is thereby exercised; or

                       (ii) Shares of any class of the Company's  stock owned by
                the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                       (iii) With the consent of the Committee,  a full recourse
                promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and
                (iii); and

                (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance Including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

                The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                (c) The payment to the Company of all amounts which it is required to withhold under federal, state, or local law in connection with the exercise of the Option; and

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Shareholders

                The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

                The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Director, Officer, or Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Director, Officer, or Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

Section 5.7 - Withholding Tax

                Should any amount be required to be withheld for payment of taxes under the code from an Optionee with respect to the exercise of any Option, Optionee in his or her discretion may pay such withholding tax in shares of the Company's common stock, at the fair market value of such common stock on the date of payment.

Section 5.8 - Reports

                The Company shall provide to each Optionee a copy of the Company's annual report when released to the Company's stockholders.


                                                    ARTICLE VI

                                                  ADMINISTRATION

Section 6.1 - Stock Option Committee

                The Stock Option Committee shall consist of at least two Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

                After the Company's common stock becomes registered under the Securities Exchange Act of 1934, as amended, unless otherwise provided by the Board of Directors, no Options, stock appreciation rights or Restricted Stock may be granted to any member of the Stock Option Committee. No person shall be eligible to serve on the Stock Option Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect. This paragraph may be waived for successive six (6) month periods by the Board of Directors.

Section 6.2 - Duties and Powers of Committee

                It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt or amend such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may accelerate the exercise date of any option and determine the right of any person to exercise the rights on behalf of any Optionee. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "Incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

                The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

                Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities Incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.


                                                    ARTICLE VII

                                                 OTHER PROVISIONS

Section 7.1 - Options Not Transferable

                No Option or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (Including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan


                The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                (a) The expiration of ten years from the date the Plan is adopted; or

                (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 - Approval of Plan by Shareholders

                This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Incentive Stock Options may be granted prior to such shareholder approval; provided, however, that such Incentive Stock Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12- month period, all Incentive Stock Options previously granted under the Plan shall thereupon be canceled and become null and void.

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

                The adoption of this Plan shall not affect any other compensation or Incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of Incentives or compensation for employees of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, Including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of the business, stock, or assets of any corporation, firm, or association.

Section 7.5 - Titles

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                    *  *  *  *

                I hereby certify that the foregoing Plan was duly adopted by the Board of Directors and Stockholders of Maritime Partners, Ltd. on April 20, 1994.

                                                            Jehu Hand
                                                            Secretary

Corporate Seal



                                                    *  *  *  *